                                                                    EXHIBIT 10.5



================================================================================

                                     FORM OF

                                OMNIBUS AGREEMENT

                                      among

                                 ARCH COAL, INC.

                                ARK LAND COMPANY

                WESTERN POCAHONTAS PROPERTIES LIMITED PARTNERSHIP

                  GREAT NORTHERN PROPERTIES LIMITED PARTNERSHIP

                           NEW GAULEY COAL CORPORATION

                          ROBERTSON COAL MANAGEMENT LLC

                        GP NATURAL RESOURCE PARTNERS LLC

                                   NRP (GP) LP

                         NATURAL RESOURCE PARTNERS L.P.

                                       and

                               NRP (OPERATING) LLC



================================================================================

                                OMNIBUS AGREEMENT


         THIS OMNIBUS AGREEMENT ("Agreement") is entered into on, and effective as of, the Closing Date (as defined herein) among Arch Coal, Inc., a Delaware corporation ("Arch"), Ark Land Company, a Delaware corporation ("Ark"), Western Pocahontas Properties Limited Partnership, a Delaware limited partnership ("WPP"), Great Northern Properties Limited Partnership, a Delaware limited partnership ("GNP"), New Gauley Coal Corporation, a West Virginia corporation ("NGCC" and, together with WPP and GNP, the "WPP Group"), Robertson Coal Management LLC, a Delaware limited liability company, GP Natural Resource Partners LLC (the "LLC GP"), NRP (GP) LP, a Delaware limited partnership (including any permitted successors and assigns under the Partnership Agreement (as defined herein), the "General Partner"), GP Natural Resource Partners LLC (the "LLC GP"), Natural Resource Partners L.P., a Delaware limited partnership (the "Partnership") and NRP (Operating) LLC, a Delaware limited liability company ("OLLC"). The above-named entities are sometimes referred to in this Agreement each as a "Party" and collectively as the "Parties."

                                    RECITALS:

         1. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Article II, with respect to those business opportunities that the Sponsors (as defined herein) will not engage in for so long as the Partnership is an Affiliate (as defined herein) of the Sponsors unless the Partnership has declined to engage in any such business opportunity for its own account.

         2. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Article III, with respect to certain indemnification obligations of the Sponsors in favor of the Partnership Group (as defined herein).

         In consideration of the premises and the covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  1.1 DEFINITIONS.

                           (a) As used in this Agreement, the following terms shall have the respective meanings set forth below:

                  "Affiliate" is defined in the Partnership Agreement.

                  "Assets" means all assets conveyed, contributed, or otherwise transferred by the Sponsors to the Partnership Group prior to or on the Closing Date.

                  "Closing Date" means the date of the closing of the Partnership's initial public offering of Common Units.








                               Schedule VIII - 1

                  "Common Units" is defined in the Partnership Agreement.

                  "Conflicts Committee" is defined in the Partnership Agreement.

                  "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

                  "Covered Environmental Losses" is defined in Section 3.1.

                  "Environmental Laws" means all federal, state, and local laws, statutes, rules, regulations, orders, and ordinances, now or hereafter in effect, relating to protection of human health and the environment including, without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act, the Superfund Amendments Reauthorization Act, the Surface Mining Control and Reclamation Act, the Mine Health and Safety Acts of 1969 and 1977, the Resource Conservation and Recovery Act, the Clean Air Act, the Clean Water Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Emergency Planning and Community Right-to-Know Act, and other environmental conservation and protection laws, each as amended from time to time.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Group Member" is defined in the Partnership Agreement.

                  "Limited Partner" is defined in the Partnership Agreement.

                  "Majority Sponsor" means the WPP Group and any other Person controlled by Corbin J. Robertson, Jr.

                  "Minority Sponsor" means Arch.

                  "Offer" is defined in Section 2.4(a).

                  "Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated as of the Closing Date, as such agreement is in effect on the Closing Date, to which reference is hereby made for all purposes of this Agreement. No amendment or modification to the Partnership Agreement subsequent to the Closing Date shall be given effect for the purposes of this Agreement unless consented to by each of the Parties to this Agreement.

                  "Partnership Group" is defined in the Partnership Agreement

                  "Person" is defined in the Partnership Agreement

                  "Restricted Business" is defined in Section 2.1.

                  "Second Offer" is defined in Section 2.4(c).

                  "Sponsor" means any of the Majority Sponsor or the Minority Sponsor, and "Sponsors" means both the Majority Sponsor and the Minority Sponsor.

                  "Subsidiary" is defined in the Partnership Agreement.

                  "Unit" is defined in the Partnership Agreement.

                                   ARTICLE II
                             BUSINESS OPPORTUNITIES

         2.1 RESTRICTED ACTIVITIES

                  (a) Restricted Businesses. For so long as a Sponsor participates in the control of the General Partner, and except as permitted by
Section 2.2, the Sponsors and their Affiliates shall be prohibited from owning, operating or investing in any business having assets engaged in the following activities (each, a "Restricted Business"):

                           (i) owning or entering into leases with a party other
than an Affiliate of a Sponsor of any fee coal reserves within the United States owned by a Sponsor or its Affiliate; or

                           (ii) owning or entering into subleases with a party
other than an Affiliate of a Sponsor of any coal reserves within the United States controlled by a paid-up lease owned by a Sponsor or its Affiliate.

                  (b) Restrictions on Investments in New Entities. For so long as a Sponsor participates in the control of the General Partner, and except as permitted by Section 2.2 and subject to Sections 2.3 and 2.4, the Sponsors and their Affiliates shall be prohibited from the following actions:

                           (i) The Majority Sponsor and its Affiliates may not,
through one or more transactions, form or purchase (1) a general partner interest in any partnership (publicly traded or private) that principally engages in a Restricted Business, (2) a managing member interest in any limited liability company (publicly traded or private) that principally engages in a Restricted Business or (3) a controlling interest in any corporation (publicly traded or private) that principally engages in a Restricted Business; provided, however, that the Majority Sponsor may form or purchase a general partner interest in any private partnership, a managing member interest in any private limited liability company or a controlling interest in any private corporation, each principally engaging in a Restricted Business, subject to Sections 2.3 and 2.4.

                           (ii) The Minority Sponsor and its Affiliates may not,
through one or more transactions, form or purchase (1) a general partner interest in any partnership (publicly traded or private) that principally engages in a Restricted Business, (2) a managing member interest in any limited liability company (publicly traded or private) that principally engages in a Restricted Business or (3) a controlling interest in any corporation (publicly traded or private) that principally engages in a Restricted Business; provided, however, that the Minority Sponsor may form or purchase a general partner interest in any partnership (publicly traded or private), a managing member interest in any limited liability company (publicly traded or private) or a controlling interest in any corporation (publicly traded or private), each principally engaging in a Restricted Business, so long as (i) the Minority Sponsor sells such general partner interest, managing member interest or controlling interest to the Partnership or a third party within six months of the date of the acquisition by the Minority Sponsor or (ii) the General Partner (with the concurrence of the Conflicts Committee) agrees that the Restricted Business will be subject to Section 2.4 of this Agreement without further reference to this paragraph. If, at any time after six months from the date of such formation or acquisition by the Minority Sponsor, the Minority Sponsor continues to own such interest despite a good faith, reasonable attempt to divest such interest, it may seek an extension from the Conflicts Committee for such time as is reasonably necessary to divest such interest. The Conflicts Committee, in its discretion, may either (i) grant an extension to the Minority Sponsor to complete the divestiture of such interest or (ii) subject the interest to Section 2.4.

         2.2 PERMITTED EXCEPTIONS.

         Notwithstanding any provision of Section 2.1 to the contrary, and subject to Section 2.3 in the case of assets retained by a Sponsor pursuant to
Section 2.2(a) or Section 2.2(b)(i), any Sponsor or its Affiliate may engage in the following activities under the following circumstances:

                  (a) owning, operating or investing in any Restricted Business that is retained by a Sponsor or its Affiliate as of the Closing Date; provided, however that if the Restricted Business has a fair market value (as determined in good faith by the board of directors, or other governing body, of the Sponsor that owns, operates or invests in the Restricted Business) greater than $10 million, the Sponsor must offer the Restricted Business to the Partnership Group in accordance with Section 2.4;

                  (b) owning, operating or investing in a Restricted Business that is acquired by a Sponsor or its Affiliate after the Closing Date if:

                           (i) the fair market value of the Restricted Business
(as determined in good faith by the board of directors, or other governing body, of the Sponsor that will own, operate or invest in the Restricted Business) is equal to or less than $10 million at the time of such acquisition by such Sponsor or its Affiliate; provided, however, that if the fair market value of the Restricted Business subsequently exceeds $10 million, the Sponsor must offer the Restricted Business to the Partnership Group in accordance with Section 2.4.

                           (ii) in the case of an acquisition of a Restricted
Business with a fair market value (as determined in good faith by the board of directors, or other governing body, of the Sponsor that will own, operate or invest in the Restricted Business) greater than $10 million at the time of such acquisition by the Sponsor, the Partnership Group has been offered the opportunity to purchase the Restricted Business in accordance with Section 2.4 and the Partnership Group (with the concurrence of the Conflicts Committee) has elected not to purchase the Restricted Business.

                           (iii) the investment in the Restricted Business is
held by means of an equity interest in the entity that owns the Restricted Business and such equity interest does not constitute control of the Restricted Business.

         2.3 LIMITATION ON ACQUISITIONS BY THE MAJORITY SPONSOR.

                  (a) Notwithstanding Section 2.2, the total fair market value (as determined in good faith by the board of directors, or other governing body, of the Majority Sponsor) of all Restricted Businesses owned, operated or invested in by the Majority Sponsor (other than those owned or operated by the Majority Sponsor as of the Closing Date) may not exceed $75 million. For purposes of this Section 2.3, the fair market value of any entity owning the Restricted Businesses purchased by the Majority Sponsor shall be determined based on the fair market value of the entity as a whole, without regard for any lesser ownership interest therein to be acquired.

         2.4 PROCEDURES.

                  (a) If a Sponsor acquires a Restricted Business described in
Section 2.2(b)(ii) and such Restricted Business constitutes greater than 50% of the aggregate value of the entire acquisition, then not later than six months after the consummation of the acquisition by such Sponsor of the Restricted Business, the Sponsor shall (i) notify the General Partner in writing of such acquisition, (ii) deliver to the General Partner all information prepared by or on behalf of the Sponsor relating to such purchase and (iii) offer the Partnership Group the opportunity to purchase such Restricted Business in accordance with this Section 2.4 (the "Offer"). The Offer shall set forth the terms relating to the purchase of the Restricted Business. As soon as practicable, but in any event within 60 days after receipt of such written notification, the General Partner shall notify the Sponsor in writing that either (i) the General Partner has elected, with the approval of the Conflicts Committee, not to cause a Group Member to purchase the Restricted Business, in which event the Sponsor may continue to own, operate or invest in such Restricted Business or (ii) the General Partner has elected to cause a Group Member to purchase the Restricted Business, in which event the procedures outlined in this Section 2.4 shall apply. For purposes of this Section 2.4, a "Restricted Business" excludes a general partner interest or a managing member interest, which interests are addressed in Section 2.1.

                  (b) If the Sponsor and the General Partner (with the concurrence of the Conflicts Committee) are able to agree on the fair market value of the Restricted Business that is subject to the Offer and the other terms of the Offer, a Group Member shall purchase the Restricted Business for the agreed upon fair market value as soon as commercially practicable after such agreement has been reached. The purchase agreement for the Restricted Business will provide for the purchase price to be paid, at the option of the Sponsor, in cash, Units, or an interest-bearing promissory note (the interest rate and other terms of which shall be mutually agreed upon by the Sponsor and the General Partner) or any combination thereof.

                  (c) If the Sponsor and the General Partner are unable to agree on the fair market value of the Restricted Business that is subject to the Offer or the other terms of the Offer within 60 days after receipt by the General Partner of the Offer, then the Sponsor may not, for a period of two years following the date of the Offer, sell the Restricted Business to a third party for less than the price set forth in the Offer or on more favorable terms than the terms set forth in the Offer; provided, however, that if during such two-year period, a change occurs in the Restricted Business that, in the opinion of the relevant Sponsor, affects the fair market value of such Restricted Business by more than 10% and the fair market value is still greater than $10 million, the Sponsor shall be obligated to re-offer such Restricted Business to the Partnership Group at the new fair market value (as determined in good faith by the board of directors, or other governing body, of the Sponsor that owns the Restricted Business) and the process described below with respect to the Second Offer shall commence. If, at the end of the two-year period, the Sponsor has not sold the Restricted Business to a third party and the Restricted Business still has a fair market value (as determined in good faith by the board of directors, or other governing body, of the Sponsor that owns the Restricted Business) greater than $10 million, the Sponsor will again offer the Partnership Group the opportunity to purchase such Restricted Business in accordance with this Section
2.4 (the "Second Offer"). The Second Offer shall set forth the terms relating to the purchase of the Restricted Business. As soon as practicable, but in any event within 60 days after receipt of the Second Offer, the General Partner shall notify the Sponsor in writing that either (i) the General Partner has elected, with the approval of the Conflicts Committee, not to cause a Group Member to purchase the Restricted Business, in which event the Sponsor may continue to own such Restricted Business, or (ii) the General Partner has elected to cause a Group Member to purchase the Restricted Business, in which event a Group Member shall purchase the Restricted Business for the agreed upon fair market value as soon as commercially practicable after such agreement has been reached. The purchase agreement for the Restricted Business will provide for the purchase price to be paid, at the option of the Sponsor, in cash, Units, or an interest-bearing promissory note (the interest rate and other terms of which shall be mutually agreed upon by the Sponsor and the General Partner) or any combination thereof.

         2.5 SCOPE OF PROHIBITION. Except as provided in this Article II and the Partnership Agreement, each Sponsor and its Affiliates shall be free to engage in any business activity, including those that may be in direct competition with any Group Member.


         2.6 ENFORCEMENT. The Sponsors agree and acknowledge that the Partnership Group does not have an adequate remedy at law for the breach by a Sponsor of the covenants and agreements set forth in this Article II, and that any breach by a Sponsor of the covenants and agreements set forth in this
Article II would result in irreparable injury to the Partnership Group. The Sponsors each further agree and acknowledge that any Group Member may, in addition to the other remedies which may be available to the Partnership Group, file a suit in equity to enjoin a Sponsor Entity from such breach, and consent to the issuance of injunctive relief under this Agreement.


                                   ARTICLE III
                                 INDEMNIFICATION

         3.1 INDEMNIFICATION BY THE SPONSORS.

                  (a) Subject to Section 3.2, the Sponsors, jointly and severally, shall indemnify, defend and hold harmless the Partnership Group for a period of three years after the Closing Date from and against all Covered Environmental Losses, defined as follows: any event or condition associated with ownership or operation of the Assets including, without limitation, (A) the cost and expense of any investigation, assessment, evaluation, monitoring, containment, cleanup, repair, restoration, remediation, or other corrective action required or necessary under Environmental Laws, (B) the cost or expense of the preparation and implementation of any closure, remedial, corrective action, or other plans required or necessary under Environmental Laws, (C) the cost and expense for any environmental or toxic tort pre-trial, trial, or appellate legal or litigation support work and (D) any violation or correction of violation of Environmental Laws associated with the Assets; but only to the extent that such violation complained of under this section or such events or conditions included under this section occurred before the Closing Date (collectively, "Covered Environmental Losses").

                  (b) The Sponsors, jointly and severally, shall indemnify, defend and hold harmless the Partnership Group from and against all federal, state and local income tax liabilities attributable to the operation of the Assets prior to the Closing Date, including any such income tax liabilities of the Sponsors and their Affiliates that may result from the consummation of the formation transactions for the Partnership Group.

         3.2 LIMITATIONS REGARDING ENVIRONMENTAL INDEMNIFICATION

                  (a) The Sponsors shall have no indemnification obligation under Section 3.1 for (i) claims made after the third anniversary of the Closing Date or (ii) claims made as a result of additions to or modifications of the Environmental Laws made after the Closing Date.

                  (b) The aggregate liability of the Sponsors in respect of all Covered Environmental Claims under Section 3.1(a) shall not exceed $10.0 million.

         3.3 INDEMNIFICATION PROCEDURES.

                  (a) The Partnership Group agrees that within a reasonable period of time after it becomes aware of facts giving rise to a claim for indemnification under this Article III, it will provide notice thereof in writing to the Sponsors, specifying the nature of and specific basis for such claim.

                  (b) The Sponsors shall have the right to control all aspects of the defense of (and any counterclaims with respect to) any claims brought against the Partnership Group that are covered by the indemnification under this
Article III, including, without limitation, the selection of counsel, determination of whether to appeal any decision of any court and the settling of any such matter or any issues relating thereto; provided, however, that no such settlement shall be entered into without the consent of the Partnership Group unless it includes a full release of the Partnership Group from such matter or issues, as the case may be.

                  (c) The Partnership Group agrees to cooperate fully with the Sponsors, with respect to all aspects of the defense of any claim covered by the indemnification under this Article III, including, without limitation, the prompt furnishing to the Sponsors of any correspondence or other notice relating thereto that the Partnership Group may receive, permitting the name of the Partnership Group to be utilized in connection with such defense, the making available to the Sponsors of any files, records or other information of the Partnership Group that the Sponsors consider relevant to such defense and the making available to the Sponsors of any employees of the Partnership Group; provided, however, that in connection therewith the Sponsors agree to use reasonable efforts to minimize the impact thereof on the operations of the Partnership Group and further agree to maintain the confidentiality of all files, records, and other information furnished by the Partnership Group pursuant to this Section 3.3. In no event shall the obligation of the Partnership Group to cooperate with the Sponsors as set forth in the immediately preceding sentence be construed as imposing upon the Partnership Group an obligation to hire and pay for counsel in connection with the defense of any claims covered by the indemnification set forth in this Article III; provided, however, that the Partnership Group may, at its own option, cost and expense, hire and pay for counsel in connection with any such defense. The Sponsors agree to keep any such counsel hired by the Partnership Group informed as to the status of any such defense, but the Sponsors shall have the right to retain sole control over such defense.

                  (d) In determining the amount of any loss, cost, damage or expense for which the Partnership Group is entitled to indemnification under this Agreement, the gross amount of the indemnification will be reduced by (i) any insurance proceeds realized by the Partnership Group, and such correlative insurance benefit shall be net of any incremental insurance premium that becomes due and payable by the Partnership Group as a result of such claim and (ii) all amounts recovered by the Partnership Group under contractual indemnities from third Persons.

                  (e) The date on which notification of a claim for indemnification is received by the Sponsors shall determine whether such claim is timely made under Section 3.2.





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

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 CHOICE OF LAW; SUBMISSION TO JURISDICTION. This Agreement shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Houston, Texas.

         4.2 NOTICE. All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by telecopier or telegram to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address set forth below such Party's signature to this Agreement or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 4.2.

                  if to Arch or Ark:

                      Arch Coal, Inc.
                      Attention: General Counsel
                      CityPlace One, Suite 300
                      St. Louis, MO 63141
                      Telecopy:  (314) 994-2878

                  if to WPP or NGCC:

                      Western Pocahontas Properties Limited Partnership or New Gauley Coal Corporation
                      Attention: [            ]
                      P.O. Box 2827
                      1035 Third Avenue, Suite 300
                      Huntington, WV 25727
                      Telecopy: (304) 522-5401

                  if to GNP:

                      Great Northern Properties Limited Partnership
                      Attention: [            ]
                      601 Jefferson, Suite 3600
                      Telecopy:  (713) 751-7510





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

                  if to Robertson Coal Management LLC

                      Robertson Coal Management LLC
                      601 Jefferson Street, Suite 3600
                      Houston, TX 77002
                      Telecopy:  (713) 751-7510

                  if to any Group Member

                      NRP (GP) LP
                      Attention: [           ]
                      601 Jefferson, Suite 3600
                      Telecopy:  (713) 751-7510

         4.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

         4.4 TERMINATION. This Agreement will terminate with respect to any Sponsor upon the sale or other disposition of all of such Sponsor's membership interest in LLC GP and limited partnership interest in the General Partner and the termination of its right to nominate and elect the directors of LLC GP.

         4.5 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time after the Closing Date only by the written agreement of all the Parties hereto; provided, however, that the Partnership may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of the General Partner, will adversely affect the holders of Common Units. Each such instrument shall be reduced to writing and shall be designated on its face an "Amendment" or an "Addendum" to this Agreement.

         4.6 ASSIGNMENT. No Party shall have the right to assign its rights or obligations under this Agreement without the consent of the other Parties hereto.

         4.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

         4.8 SEVERABILITY. If any provision of this Agreement shall be held invalid or unenforceable by a court or regulatory body of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

         4.9 FURTHER ASSURANCES. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

         4.10 RIGHTS OF LIMITED PARTNERS. The provisions of this Agreement are enforceable solely by the Parties to this Agreement, and no Limited Partner of the Partnership shall have the right, separate and apart from the Partnership, to enforce any provision of this Agreement or to compel any Party to this Agreement to comply with the terms of this Agreement.

         IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the Closing Date.


                         ARCH COAL, INC.


                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                         ARK LAND COMPANY

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                         WESTERN POCAHONTAS PROPERTIES LIMITED PARTNERSHIP

                         By:      Western Pocahontas Corporation,
                                  Its General Partner

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------


                         GREAT NORTHERN PROPERTIES LIMITED PARTNERSHIP

                         By:      GNP Management Corporation,
                                  Its General Partner

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------


                         NEW GAULEY COAL CORPORATION

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------




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


                         ROBERTSON COAL MANAGEMENT LLC

                         By:    Corbin J. Robertson, Jr.
                                Its Managing Member

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------


                         GP NATURAL RESOURCE PARTNERS LLC

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------


                         NRP (GP) LP

                         By:    GP Natural Resource Partners LLC,
                                Its General Partner

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------


                         NATURAL RESOURCE PARTNERS L.P.

                         By:    NRP (GP) LP,
                                Its General Partner

                         By:    GP Natural Resource Partners LLC,
                                Its General Partner

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                         NRP (OPERATING) LLC

                         By:    Natural Resource Partners L.P.,
                                Its Managing Member

                         By:    NRP (GP) LP
                                Its General Partner

                         By:    GP Natural Resource Partners LLC
                                Its General Partner

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------



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